S000009910 [Member] Investment Strategy - AMG Frontier Small Cap Growth Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization, at the time of purchase, within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small Cap Total Stock Market Index. As of April 30, 2025, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 27, 2025), the range of market capitalizations was $119.4 million to $7.4 billion. As of December 31, 2025, the range of market capitalizations of the Dow Jones U.S. Small-Cap Total Stock Market Index was $28.23 million to $34.789 billion. As of December 31, 2025, the range of market capitalizations of the S&P SmallCap 600 Index was $310.25 million to $9.219 billion. These capitalization ranges will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or outgrows the capitalization range. Because of this, the Fund may have less than 80% of its net assets in stocks of U.S. small-capitalization companies at any given time.
Frontier Capital Management Co., LLC (“Frontier” or the “Subadviser”) utilizes and draws support from a team of investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.